Exhibit 99.1

WhiteHorse Finance, Inc. Announces Fourth Quarter and Full Year 2020 Earnings Results and Declares Quarterly Distribution of $0.355 Per Share

NEW YORK, NY, March 2, 2021 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (Nasdaq: WHF) today announced its financial results for the year ended December 31, 2020. Additionally, the Company announced that its board of directors has declared a distribution of $0.355 per share with respect to the quarter ending March 31, 2021. The distribution will be payable on April 5, 2021 to stockholders of record as of March 26, 2021.

Fourth Quarter 2020 Summary Highlights

•	Net Asset Value of $312.9 million, or $15.23 per share, compared to $15.23 per share in 2019
•	Investment portfolio(1) totaling $690.7 million
•	STRS JV investment portfolio totaling $174.6 million
•	Gross investment deployments(2) of $162.4 million for the fourth quarter, including new originations of $158.9 million and $3.5 million of fundings for add-ons to existing investments
•	Gross investment deployments(2) of $286.9 million for the year, including new originations of $261.3 million and $25.6 million of fundings for add-ons to existing investments
•	Net investment income of $6.9 million, or $0.335 per share, for the fourth quarter
•	Core net investment income of $7.1 million, or $0.348 per share(3), for the fourth quarter
•	Annual net investment income of $24.2 million, or $1.176 per share
•	Annual core net investment income of $25.7 million, or $1.249 per share(3)
•	Annual distributions of $1.545 per share, including special distributions of $0.125 per share

(1) Includes investments in WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), an unconsolidated joint venture, totaling $51.2 million, at fair value.

(2) Excludes investments made in STRS JV.

(3) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company’s indebtedness, (ii) the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and (iii) excise and other income taxes related to such net realized gains and losses (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, are set forth in Schedule 1 hereto.

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer commented, “During the fourth quarter, we successfully originated 16 first lien loans financed partially through $60 million unsecured notes newly issued under the current favorable market conditions. Our fourth quarter origination volume set a new company record and enabled us to reach our target leverage of 1.25x. The year 2020 presented unprecedented challenges, but our business remained resilient and we finished the year stronger than ever which emphasizes the strength of our three-tiered sourcing approach and rigorous underwriting standards. We will remain prudent as we continue to enhance value for our shareholders in this environment.”

Portfolio and Investment Activity

As of December 31, 2020, the fair value of WhiteHorse Finance’s investment portfolio was $690.7 million, compared with $589.7 million as of December 31, 2019. The portfolio at December 31, 2020 consisted of 99 positions across 67 companies with a weighted average effective yield of 9.9% on income-producing debt investments. The average debt investment size (excluding investments in STRS JV) was $7.3 million with the overall portfolio comprised of approximately 85.2% first lien secured loans, 4.0% second lien secured loans, 3.4% equity and 7.4% in investments in STRS JV. Almost all loans were substantially variable-rate investments (primarily indexed to the London Interbank Offered Rate) with fixed rate securities representing only 0.2% of loans at fair value. Nearly all performing floating rate investments have interest rate floors.

During the three months ended December 31, 2020, WhiteHorse Finance made investments in 16 new portfolio companies totaling $158.9 million, added a total of $3.5 million to five existing portfolio companies and funded $1.2 million to revolver commitments. Proceeds from sales and repayments totaled approximately $39.1 million for the quarter ended December 31, 2020, driven by a full realization in Vessco Holdings, LLC, partial sales of Vero Parent, Inc. and payments received from Golden Pear Funding Assetco, LLC.

In addition to the transactions above, during the three months ended December 31, 2020, WhiteHorse Finance transferred assets comprised of four new portfolio companies and one existing portfolio company totaling $32.4 million to STRS JV in exchange for cash consideration.

During the year ended December 31, 2020, WhiteHorse Finance invested $261.3 million across 26 new portfolio companies. The Company also invested $26 million in existing portfolio companies. Gross proceeds from sales and repayments (exclusive of asset transfers to STRS JV) totaled approximately $119.0 million for the year.

In addition to the transactions above, during the year ended December 31, 2020, WhiteHorse Finance transferred assets totaling $98.8 million in exchange for a net investment in STRS JV of $18.4 million as well as cash proceeds of $80.4 million. As of December 31, 2020, the Company’s investment in STRS JV was approximately $51.2 million, at fair value.

WHF STRS Ohio Senior Loan Fund LLC

As of December 31, 2020, STRS JV’s portfolio totaled $174.6 million, consisted of 20 portfolio companies and had a weighted average effective yield of 7.9% on its portfolio.

Results of Operations

For the three months and year ended December 31, 2020, the Company’s net investment income was approximately $6.9 million and $24.2 million, respectively, compared with approximately $7.7 million and $31.2 million for the same periods in the prior year, representing a decrease of approximately 10.4% and 22.4%, respectively. The decrease in net investment income for the year-over-year period was primarily attributable to lower non-recurring fee income, partially offset by higher investment income generated from STRS JV for the year ended December 31, 2020. The decrease in fee income during the quarter and year ended December 31, 2020 as compared with the same period in the prior year was primarily a result of fewer nonrecurring, fee-generating events.

For the three months and year ended December 31, 2020, core net investment income, a non-GAAP financial measure that excludes capital gains incentive fee accruals, the net effects of excise or other income taxes related to net realized gains and losses, and the associated costs of refinancing the Company’s indebtedness, was $7.1 million and $25.7 million, respectively, compared with $7.9 million and $31.1 million for the same period in the prior year, representing a decrease of approximately 10.1% and 17.4%, respectively.

For the three months and year ended December 31, 2020, WhiteHorse Finance reported net realized and unrealized gains on investments and foreign currency transactions of $1.3 million and $7.5 million, respectively. This compares with a net realized and unrealized gain on investments and foreign currency transactions of $1.1 million and a net realized and unrealized loss on investments and foreign currency transactions of $0.4 million for the three months and year ended December 31, 2019, respectively. The increase for the year-over-year period was primarily attributable to unrealized gains generated on AG Kings Holdings, Inc., partially offset by unrealized losses recognized on positions in Grupo HIMA San Pablo, Inc., Honors Holdings, LLC as well as Lift Brands, Inc., in addition to realized gains generated from sales and equity realizations in Vessco Holdings, LLC, PMA Holdco, LLC, Fluent, LLC and Vero Parent, Inc.

WhiteHorse Finance reported a net increase in net assets resulting from operations of approximately $8.2 million and $31.7 million for the three months and year ended December 31, 2020, respectively, which compares with a net increase of $8.8 million and $30.8 million for the three months and year ended December 31, 2019, respectively.

WhiteHorse Finance’s net asset value was $312.9 million, or $15.23 per share, as of December 31, 2020, as compared with $314.6 million, or $15.31 per share, as of September 30, 2020. As of December 31, 2019, WhiteHorse Finance’s net asset value was $313.0 million, or $15.23 per share.

Liquidity and Capital Resources

As of December 31, 2020, WhiteHorse Finance had cash and cash equivalents of $15.9 million, as compared with $22.9 million as of September 30, 2020, inclusive of restricted cash. As of December 31, 2020, the Company also had $19.8 million of undrawn capacity under its revolving credit facility.

Distributions

The Company’s board of directors has declared a distribution of $0.355 per share with respect to the quarter ending March 31, 2021. The distribution will be payable on April 5, 2021 to stockholders of record as of March 26, 2021.

On November 9, 2020, the Company declared a distribution of $0.355 per share for the quarter ended December 31, 2020, consistent with distributions declared for the thirty-third consecutive quarter since the Company’s initial public offering. The distribution was paid on January 5, 2021 to stockholders of record as of December 21, 2020. In addition, previously on October 9, 2020, the Company declared a special distribution of $0.125 per share, which was paid on December 10, 2020 to stockholders of record as of October 30, 2020.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its fourth quarter and fiscal year-end results at 2:30 p.m. ET on Tuesday, March 2, 2021. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID #1860839. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through March 9, 2021. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID #1860839. A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company's investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with $43 billion of capital under management(4) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(4) Based on total capital commitments managed by H.I.G. Capital and affiliates.

SCHEDULE 1

As a supplement to GAAP financial measures, the Company has provided information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. The Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted to exclude the net impact of costs associated with the refinancing of the Company’s indebtedness, the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and excise or other income taxes related to such net realized gains and losses (net of incentive fees). There were no excise or other income taxes related to net realized gains and losses nor did the Company incur any costs with refinancing any of its indebtedness for the quarters and years ended December 31, 2020 and December 31, 2019.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended December 31, 2020 and December 31, 2019 (in thousands, except per share data):

	December 31, 2020		December 31, 2019
	Amount	Per Share Amounts	Amount	Per Share Amounts
Net investment income	$6,883	$0.335	$7,702	$0.375
Net impact of costs associated with refinancing of indebtedness	-	-	-	-
Accrual for capital gains incentive fee	262	0.013	212	0.010
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$7,145	$0.348	$7,914	$0.385

The following table provides a reconciliation of net investment income to core net investment income for the years ended December 31, 2020 and December 31, 2019 (in thousands, except per share data):

	December 31, 2020		December 31, 2019
	Amount	Per Share Amounts	Amount	Per Share Amounts
Net investment income	$24,157	$1.176	$31,196	$1.518
Net impact of costs associated with refinancing of indebtedness	-	-	-	-
Accrual for capital gains incentive fee	1,505	0.073	(71)	(0.003)
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$25,662	$1.249	$31,125	$1.515

WHITEHORSE FINANCE, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share and per share data)

	December 31, 2020	December 31, 2019
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$623,777	$546,744
Non-controlled affiliate company investments	15,717	9,651
Controlled affiliate company investments	51,241	33,293
Total investments, at fair value (amortized cost $695,429 and $597,725, respectively)	690,735	589,688
Cash and cash equivalents	8,062	4,294
Restricted cash and cash equivalents	7,549	23,252
Restricted foreign currency (cost of $319)	333	—
Interest and dividend receivable	6,532	6,010
Amounts receivable on unsettled investment transactions	4,717	360
Prepaid expenses and other receivables	1,061	7,620
Total assets	$718,989	$631,224
Liabilities
Debt	$384,880	$298,924
Distributions payable	7,294	7,294
Management fees payable	3,354	3,060
Incentive fees payable	6,117	5,230
Amounts payable on unsettled investment transactions	497	—
Interest payable	1,870	1,674
Accounts payable and accrued expenses	1,708	1,944
Advances received from unfunded credit facilities	372	143
Total liabilities	406,092	318,269
Commitments and contingencies
Net assets
Common stock, 20,546,032 and 20,546,032 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 shares authorized	21	21
Paid-in capital in excess of par	300,002	300,744
Accumulated undistributed (overdistributed) earnings	12,874	12,190
Total net assets	312,897	312,955
Total liabilities and total net assets	$718,989	$631,224
Number of shares outstanding	20,546,032	20,546,032
Net asset value per share	$15.23	$15.23

WHITEHORSE FINANCE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)

	Years ended December 31,
	2020	2019	2018
Investment income
From non-controlled/non-affiliate company investments
Interest income	$54,039	$56,566	$56,208
Fee income	1,988	8,398	4,906
Dividend income	133	—	—
From non-controlled affiliate company investments
Dividend income	1,183	1,173	2,132
From controlled affiliate company investments
Interest income	2,595	936	—
Dividend income	1,761	—	—
Total investment income	61,699	67,073	63,246
Expenses
Interest expense	13,125	13,468	11,599
Base management fees	12,464	11,300	10,511
Performance-based incentive fees	7,619	7,710	12,134
Administrative service fees	683	646	684
General and administrative expenses	2,909	2,337	2,646
Total expenses, before fees waived	36,800	35,461	37,574
Base management fees waived	—	(397)	(270)
Total expenses, net of fees waived	36,800	35,064	37,304
Net investment income before excise tax	24,899	32,009	25,942
Excise tax	742	813	942
Net investment income after excise tax	24,157	31,196	25,000
Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses)
Non-controlled/non-affiliate company investments	4,118	(409)	(216)
Non-controlled affiliate company investments	—	—	32,950
Foreign currency transactions	70	1	—
Foreign currency forward contracts	(25)	—	—
Net realized gains (losses)	4,163	(408)	32,734
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	4,685	388	(5,136)
Non-controlled affiliate company investments	(878)	(514)	4,703
Controlled affiliate company investments	(464)	363	—
Translation of assets and liabilities in foreign currencies	22	(184)	—
Net change in unrealized appreciation (depreciation)	3,365	53	(433)
Net realized and unrealized gains (losses) on investments and foreign currency transactions	7,528	(355)	32,301
Net increase in net assets resulting from operations	$31,685	$30,841	$57,301
Per Common Share Data
Basic and diluted earnings per common share	$1.55	$1.50	$2.79
Dividends and distributions declared per common share	$1.55	$1.62	$1.42
Basic and diluted weighted average common shares outstanding	20,546,032	20,546,032	20,538,971

WHITEHORSE FINANCE, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS
December  31, 2020
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Advertising
Fluent, LLC
First Lien Secured Term Loan	L+ 7.00% (0.50% Floor)	7.50%	03/26/18	03/27/23	7,453	$7,453	$7,453	2.38%
SmartSign Holdings LLC
First Lien Secured Term Loan	L+ 7.50% (1.00% Floor)	8.50%	08/21/20	10/11/24	7,744	7,603	7,706	2.46
					15,197	15,056	15,159	4.84
Agricultural & Farm Machinery
Bad Boy Mowers Acquisition, LLC
First Lien Secured Term Loan	L+ 5.75% (1.00% Floor)	6.75%	12/19/19	12/06/25	9,294	9,062	9,201	2.94
Air Freight & Logistics
Access USA Shipping, LLC
First Lien Secured Term Loan	L+ 8.00% (1.50% Floor)	9.50%	02/08/19	02/08/24	5,359	5,309	5,359	1.71
Application Software
Connexity, Inc.
First Lien Secured Term Loan	L+ 8.50% (1.50% Floor)	10.00%	05/21/20	05/21/25	10,863	10,577	10,863	3.47
Newscycle Solutions, Inc.
First Lien Secured Term Loan	L+ 7.00% (1.00% Floor)	8.00%	06/14/19	12/29/22	3,245	3,209	3,194	1.02
First Lien Secured Revolving Loan(7)	L+ 7.00% (1.00% Floor)	8.00%	06/14/19	12/29/22	181	179	177	0.06
TaxSlayer LLC
First Lien Secured Term Loan	L+ 6.50% (1.00% Floor)	7.50%	12/31/20	12/31/26	14,452	14,163	14,163	4.53
First Lien Secured Revolving Loan(7)	L+ 6.50% (1.00% Floor)	7.50%	12/31/20	12/31/26	—	—	—	—
					28,741	28,128	28,397	9.08
Automotive Retail
Team Car Care Holdings, LLC
First Lien Secured Term Loan(12)	Base rate+ 8.00% (1.00% Floor)	9.00%	02/26/18	02/23/23	16,168	16,011	15,820	5.06
BW Gas & Convenience Holdings, LLC
First Lien Secured Term Loan	L+ 6.25% (0.00% Floor)	6.40%	11/15/19	11/18/24	6,319	6,121	6,319	2.02
					22,487	22,132	22,139	7.08
Broadcasting
Alpha Media, LLC
First Lien Secured Term Loan	P+7.50% (2.00% Floor)	10.75%	08/14/18	02/25/22	5,075	5,022	4,844	1.55
Building Products
Drew Foam Companies Inc
First Lien Secured Term Loan	L+ 6.50% (1.00% Floor)	7.50%	12/15/20	11/24/25	10,078	9,878	9,879	3.16
First Lien Secured Revolving Loan(7)	L+ 6.50% (1.00% Floor)	7.50%	12/15/20	11/05/25	332	325	325	0.10
LHS Borrower, LLC
First Lien Secured Term Loan	L+ 6.75% (1.00% Floor)	7.75%	09/30/20	09/30/25	9,689	9,483	9,543	3.05
First Lien Secured Revolving Loan (7)	L+ 6.75% (1.00% Floor)	7.75%	09/30/20	09/30/25	—	—	4	—
					20,099	19,686	19,751	6.31

WHITEHORSE FINANCE, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2020
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Cable & Satellite
Bulk Midco, LLC
First Lien Secured Term Loan(15)	L+ 7.19% (1.00% Floor)	8.19%	06/08/18	06/08/23	15,000	$14,890	$14,250	4.55%
Communications Equipment
Ribbon Communications Operating Company, Inc.
First Lien Secured Term Loan(5)	L+ 7.50% (0.00% Floor)	7.65%	08/14/20	03/03/26	12,438	12,002	12,313	3.94%
Sorenson Communications, LLC
First Lien Secured Term Loan	L+ 6.50% (0.00% Floor)	6.75%	03/15/19	04/29/24	3,462	3,393	3,457	1.10
					15,900	15,395	15,770	5.04
Construction & Engineering
Atlas Intermediate Holdings LLC
First Lien Secured Term Loan	L+ 6.25% (1.00% Floor)	7.25%	05/26/20	02/13/26	15,073	14,259	14,922	4.77
Road Safety Services, Inc.
First Lien Secured Term Loan	L+ 6.00% (1.00% Floor)	7.00%	12/31/20	09/18/23	4,550	4,459	4,461	1.43
First Lien Secured Revolving Loan(7)	L+ 6.00% (1.00% Floor)	7.00%	12/31/20	09/18/23	—	—	17	0.01
Tensar Corp.
First Lien Secured Term Loan	L+ 6.75% (1.00% Floor)	7.75%	11/20/20	08/20/25	7,000	6,829	6,829	2.18
					26,623	25,547	26,229	8.39
Construction Materials
Claridge Products and Equipment, LLC
First Lien Secured Term Loan	L+ 6.50%	7.50%	12/30/20	12/29/25	8,000	7,840	7,840	2.51
	(1.00% Floor)
First Lien Secured Revolving Loan(7)	L+ 6.50% (1.00% Floor)	7.50%	12/30/20	12/29/25	—	—	—	—
					8,000	7,840	7,840	2.51
Consumer Finance
Maxitransfers Blocker Corp
First Lien Secured Term Loan	L+ 9.00% (1.00% Floor)	10.00%	10/07/20	10/07/25	8,869	8,668	8,668	2.77
First Lien Secured Revolving Loan(4)	L+ 9.00% (1.00% Floor)	10.00%	10/07/20	10/07/25	1,038	1,014	1,014	0.32
					9,907	9,682	9,682	3.09
Data Processing & Outsourced Services
Escalon Services Inc
First Lien Secured Term Loan	P+12.50% (0.75% Floor)	15.75% (1.50% PIK)	12/04/20	12/04/25	8,000	7,295	7,763	2.48

FPT Operating Company, LLC/
TLabs Operating Company, LLC
First Lien Secured Term Loan	L+ 8.25% (1.00% Floor)	9.25% (0.50% PIK)	12/23/16	06/07/24	24,467	24,225	23,460	7.50
Geo Logic Systems Ltd.(5)
First Lien Secured Term Loan(13)	C +6.25% (1.00% Floor)	7.25%	12/19/19	12/19/24	6,709	5,035	5,164	1.65
First Lien Secured Revolving Loan(7)(13)	C +6.25% (1.00% Floor)	7.25%	12/19/19	12/19/24	—	—	(2)	—
					39,176	36,555	36,385	11.63

WHITEHORSE FINANCE, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2020
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Department Stores
Mills Fleet Farm Group, LLC
First Lien Secured Term Loan	L+ 6.00% (1.00% Floor)	7.00%	10/24/18	10/24/24	13,543	$13,292	$13,272	4.24%
Distributors
Crown Brands, LLC
Second Lien Secured Term Loan(20)	L+ 10.50% (1.50% Floor)	12.00%	12/15/20	01/08/26	4,526	4,420	3,621	1.16
Second Lien Secured Delayed Draw Loan(20)	L+ 10.50% (1.50% Floor)	12.00%	12/15/20	01/08/26	671	671	537	0.17
					5,197	5,091	4,158	1.33
Diversified Chemicals
Sklar Holdings, Inc.
First Lien Secured Term Loan	L+ 6.00% (1.00% Floor)	7.00%	11/13/19	05/13/23	8,882	8,718	8,834	2.82
Diversified Support Services
ImageOne Industries, LLC
First Lien Secured Term Loan	L+ 10.00% (1.00% Floor)	11.00% (4.00% PIK)	01/11/18	01/11/23	6,564	6,422	6,564	2.10
First Lien Secured Revolving Loan(4)(7)	L+ 10.00% (1.00% Floor)	11.00% (4.00% PIK)	07/22/19	12/12/22	379	379	379	0.12
NNA Services, LLC
First Lien Secured Term Loan	L+ 7.00% (1.50% Floor)	8.50%	10/16/18	10/16/23	13,353	13,178	13,284	4.25
					20,296	19,979	20,227	6.47
Education Services
EducationDynamics, LLC
First Lien Secured Term Loan	L+ 7.75% (1.00% Floor)	8.75%	11/26/19	11/26/24	13,649	13,428	13,612	4.35
Food Retail
AG Kings Holdings, Inc.
First Lien Secured Term Loan(4)(8)	P+ 11.00% (0.75% Floor)	16.25% (2.00% PIK)	8/10/16	08/10/21	21,755	8,612	7,600	2.43
Superpriority Secured Debtor-In-Possession Term Loan(4)(18)	L+ 10.00% (1.00% Floor)	11.00%	08/26/20	02/08/21	14,222	5,663	14,222	4.55
					35,977	14,275	21,822	6.98
Health Care Facilities
Epiphany Dermatology
First Lien Secured Term Loan	L+ 7.50% (1.00% Floor)	8.50%	12/04/20	12/01/25	3,500	3,414	3,414	1.09
First Lien Secured Revolving Loan(7)	L+ 7.50% (1.00% Floor)	8.50%	12/04/20	12/01/25	—	—	—	—
First Lien Secured Delayed Draw Loan(7)	L+ 7.50% (1.00% Floor)	8.50%	12/04/20	12/01/25	—	—	—	—
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan A	L+ 9.00%	9.22%	05/15/19	04/30/19	3,855	3,855	2,613	0.84
First Lien Secured Term Loan B	L+ 9.00% (1.50% Floor)	10.50%	02/01/13	04/30/19	13,511	13,511	9,161	2.93
Second Lien Secured Term Loan(8)	N/A	15.75% (2.00% PIK)	02/01/13	07/31/18	1,028	1,024	—	—
					21,894	21,804	15,188	4.86
Health Care Services
CHS Therapy, LLC
First Lien Secured Term Loan A	L+ 7.75% (1.50% Floor)	9.25%	06/14/19	06/14/24	7,422	7,325	7,422	2.37
First Lien Secured Term Loan C	L+ 7.75% (1.50% Floor)	9.25%	10/07/20	06/14/24	912	895	895	0.29

WHITEHORSE FINANCE, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2020
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Ivy Rehab Holdings LLC
First Lien Secured Term Loan	L+ 6.75% (1.00% Floor)	7.75%	12/04/20	12/04/24	8,855	$8,682	$8,682	2.77%
First Lien Secured Revolving Loan(7)	L+ 6.75% (1.00% Floor)	7.75%	12/04/20	12/04/25	—	—	—	—
First Lien Secured Delayed Draw Loan(7)	L+ 6.75% (1.00% Floor)	7.75%	12/04/20	12/04/25	—	—	—	—
Lab Logistics, LLC
First Lien Secured Term Loan	L+ 7.25% (1.00% Floor)	8.25%	10/16/19	11/19/25	709	693	694	0.22
First Lien Secured Delayed Draw Loan	L+ 7.25% (1.00% Floor)	8.25%	10/16/19	09/25/23	5,236	5,209	5,236	1.67
PG Dental New Jersey Parent, LLC
First Lien Secured Term Loan	L+ 7.75% (1.00% Floor)	8.75%	11/25/20	11/25/25	16,170	15,813	15,814	5.05
First Lien Secured Revolving Loan (7)	L+ 7.75% (1.00% Floor)	8.75%	11/25/20	11/25/25	—	—	—	—
					39,304	38,617	38,743	12.37
Home Furnishings
Sure Fit Home Products, LLC
First Lien Secured Term Loan(8)	L+ 9.75% (1.00% Floor)	10.75%	10/26/18	07/13/22	5,229	5,111	4,019	1.28
Interactive Media & Services
What If Media Group, LLC
First Lien Secured Term Loan	L+ 6.50% (1.00% Floor)	7.50%	10/02/19	10/02/24	12,594	12,405	12,594	4.02
Internet & Direct Marketing Retail
BBQ Buyer, LLC
First Lien Secured Term Loan	L+ 8.00% (1.50% Floor)	9.50%	08/28/20	08/28/25	10,669	10,421	10,563	3.38

First Lien Secured Revolving Loan(7)	L+ 8.00% (1.50% Floor)	9.50%	08/28/20	02/28/21	—	—	8	—
Luxury Brand Holdings, Inc.
First Lien Secured Term Loan	L+ 7.00% (1.00% Floor)	8.00%	12/04/20	06/04/26	6,000	5,882	5,882	1.88
Potpourri Group, Inc.
First Lien Secured Term Loan	L+ 8.25% (1.50% Floor)	9.75%	07/03/19	07/03/24	18,390	18,099	18,238	5.83
					35,059	34,402	34,691	11.09
Investment Banking & brokerage
JVMC Holdings Corp. (f/k/a RJO Holdings Corp)
First Lien Secured Term Loan	L+ 7.25% (1.00% Floor)	8.25%	02/28/19	02/28/24	13,598	13,512	13,598	4.35
IT Consulting & Other Services
AST-Applications Software Technology LLC
First Lien Secured Term Loan	L+ 8.00% (1.00% Floor)	9.00% (1.00% PIK)	01/10/17	01/10/23	4,019	3,988	4,019	1.28
RCKC Acquisitions LLC (dba KSM Consulting LLC)
First Lien Secured Term Loan	L+ 6.25% (1.00% Floor)	7.25%	12/31/20	12/31/26	11,378	11,150	11,150	3.56
First Lien Secured Revolving Loan(7)	L+ 6.25% (1.00% Floor)	7.25%	12/31/20	12/31/26	—	—	—	—
First Lien Secured Delayed Draw Loan(7)	L+ 6.25% (1.00% Floor)	7.25%	12/31/20	12/31/22	—	—	—	—
					15,397	15,138	15,169	4.84

WHITEHORSE FINANCE, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2020
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Leisure Facilities
Honors Holdings, LLC
First Lien Secured Term Loan(16)	L+ 7.97% (1.00% Floor)	8.97% (0.50% PIK)	09/06/19	09/06/24	9,427	$9,278	$8,296	2.65%
First Lien Secured Delayed Draw Loan(16)	L+ 7.61% (1.00% Floor)	8.61% (0.50% PIK)	09/06/19	09/06/24	4,643	4,597	4,086	1.31
Lift Brands, Inc. (aka Snap Fitness Holdings, Inc)
First Lien Secured Term Loan A	L+ 3.25% (1.00% Floor)	4.25%	06/29/20	06/29/25	5,659	5,580	5,569	1.78
First Lien Secured Term Loan B	N/A	9.50% (9.50% PIK)	06/29/20	06/29/25	1,164	1,138	1,133	0.36
First Lien Secured Term Loan C(9)	N/A	9.50% (9.50% PIK)	06/29/20	NA	1,268	1,265	1,265	0.40
					22,161	21,858	20,349	6.50
Office Services & Supplies
Empire Office, Inc.
First Lien Secured Term Loan	L+ 6.75% (1.50% Floor)	8.25%	04/12/19	04/12/24	10,736	10,595	10,489	3.35
Packaged Foods & Meats
Lenny & Larry's, LLC
First Lien Secured Term Loan(17)	L+ 7.94% (1.00% Floor)	8.94% (1.17% PIK)	05/15/18	05/15/23	11,304	11,200	10,811	3.46
Personal Products
Inspired Beauty Brands, Inc.
First Lien Secured Term Loan	L+ 7.00% (1.00% Floor)	8.00%	12/30/20	12/31/25	11,500	11,270	11,270	3.60
First Lien Secured Revolving Loan(7)	L+ 7.00% (1.00% Floor)	8.00%	12/30/20	12/31/25	—	—	—	—
					11,500	11,270	11,270	3.60
Property & Casualty Insurance
Policy Services Company, LLC(5)
First Lien Secured Term Loan	L+ 6.00% (1.00% Floor)	7.00%	03/06/20	05/31/24	6,240	5,987	6,115	1.95
Research & Consulting Services
Comniscient Technologies LLC
First Lien Secured Term Loan	L+ 7.50% (1.00% Floor)	8.50%	10/13/20	10/13/25	6,962	6,830	6,830	2.18
First Lien Secured Revolving Loan(7)	L+ 7.50% (1.00% Floor)	8.50%	10/13/20	10/13/25	—	—	—	—
Nelson Worldwide, LLC
First Lien Secured Term Loan	L+ 9.25% (1.00% Floor)	10.25%	01/09/18	01/09/23	11,593	11,477	11,362	3.63
ALM Media, LLC
First Lien Secured Term Loan	L+ 6.50% (1.00% Floor)	7.50%	11/25/19	11/25/24	14,962	14,728	14,439	4.61
					33,517	33,035	32,631	10.42
Restaurants
LS GFG Holdings Inc.
First Lien Secured Term Loan	L+ 7.00% (1.00% Floor)	8.00% (1.00% PIK)	11/30/18	11/19/25	11,240	10,442	9,779	3.13
Specialized Consumer Services
True Blue Car Wash, LLC
First Lien Secured Term Loan	L+ 7.12% (1.00% Floor)	8.12%	10/17/19	10/17/24	4,349	4,283	4,349	1.39
First Lien Secured Delayed Draw Loan	L+ 7.12% (1.00% Floor)	8.12%	10/17/19	10/17/24	2,014	1,997	2,014	0.64
					6,363	6,280	6,363	2.03

WHITEHORSE FINANCE, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2020
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Specialized Finance
Golden Pear Funding Assetco, LLC(5)
Second Lien Secured Term Loan	L+ 10.50% (1.00% Floor)	11.50%	09/20/18	03/20/24	10,938	$10,810	$10,938	3.50%
Oasis Legal Finance, LLC(5)
Second Lien Secured Term Loan	L+ 10.75% (1.00% Floor)	11.75%	09/09/16	03/09/22	12,500	12,446	12,500	3.99
WHF STRS Ohio Senior Loan Fund LLC
Subordinated Note(4)(5)(7)(9)(14)	L+ 6.50%	6.65%	07/19/19	N/A	41,073	41,073	41,073	13.13
					64,511	64,329	64,511	20.62
Specialty Chemicals
Flexitallic Group SAS
First Lien Secured Term Loan	L+ 6.50% (1.00% Floor)	7.50%	10/28/19	10/29/26	11,632	11,389	10,818	3.46
Systems Software
Vero Parent, Inc.
First Lien Secured Term Loan	L+ 6.00% (1.00% Floor)	7.00%	11/06/19	08/16/24	7,074	6,613	7,074	2.26
Technology Hardware, Storage & Peripherals
Source Code Midco, LLC
First Lien Secured Term Loan	L+ 8.25% (1.00% Floor)	9.25%	05/04/18	05/04/23	22,322	22,022	22,322	7.13
Telestream Holdings Corporation
First Lien Secured Term Loan	L+ 8.75% (1.00% Floor)	9.75%	10/15/20	10/15/25	14,037	13,608	13,769	4.40
First Lien Secured Revolving Loan(7)	L+ 8.75% (1.00% Floor)	9.75%	10/15/20	10/15/25	—	—	15	—
					36,359	35,630	36,106	11.54
Total Debt Investments					694,114	658,704	657,249	210.03
Equity Investments
Asset Management & Custody Banks
Arcole Holding Corp. Shares(4)(5)(6)(19)	N/A	N/A	10/01/20	N/A	—	6,944	6,448	2.06
Data Processing & Outsourced Services
Escalon Services Inc Warrants(4)	N/A	N/A	12/04/20	N/A	709	476	476	0.15
Diversified Support Services
Quest Events, LLC Preferred Units(4)	N/A	N/A	12/28/18	12/08/25	317	317	—	—
ImageOne Industries, LLC Common A Units(4)	N/A	N/A	09/20/19	N/A	225	—	14	—
					542	317	14	—
Health Care Services
Lab Logistics Preferred Units(4)	N/A	N/A	10/29/19	N/A	2	857	857	0.27
Internet & Direct Marketing Retail
BBQ Buyer, LLC Shares(4)	N/A	N/A	08/28/20	N/A	1,100	1,100	1,265	0.40
Ross-Simons Topco, LP Preferred Units(4)	N/A	N/A	12/04/20	N/A	600	600	600	0.19
					1,700	1,700	1,865	0.59
IT Consulting & Other Services
Keras Holdings, LLC Shares(dba KSM Consulting LLC)(4)	N/A	N/A	12/31/20	N/A	496	496	496	0.16
Leisure Facilities
Lift Brands, Inc. (aka Snap Fitness Holdings, Inc.) Class A Common Stock(4)	N/A	N/A	06/29/20	N/A	2	1,955	282	0.09
Lift Brands, Inc. (aka Snap Fitness Holdings, Inc.) Warrants(4)	N/A	N/A	06/29/20	06/28/28	1	793	114	0.04

WHITEHORSE FINANCE, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2020
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
					3	2,748	396	0.13
Other Diversified Financial Services
RCS Creditor Trust Class B Units(4)(6)	N/A	N/A	10/01/17	N/A	143	$—	$—	—%
SFS Global Holding Company Warrants(4)	N/A	N/A	06/28/18	12/28/25	—	—	—	—
Sigue Corporation Warrants(4)	N/A	N/A	06/28/18	12/28/25	22	2,890	3,498	1.12
					165	2,890	3,498	1.12
Specialized Finance
NMFC Senior Loan Program I LLC Units(4)(5)(6)	N/A	N/A	08/13/14	08/31/22	10,000	10,029	9,269	2.96
WHF STRS Ohio Senior Loan Fund LLC Interests(4)(5)(7)(14)	N/A	N/A	07/19/19	N/A	10,268	10,268	10,167	3.25
					20,268	20,297	19,436	6.21
Total Equity Investments					23,885	36,725	33,486	10.69
Total Investments					717,999	$695,429	$690,735	220.72%

WHITEHORSE FINANCE, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2020
(in thousands)

(1) Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.

(2) The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually, the Canadian Dollar Offered Rate (“CDOR” or “C”) or the U.S. Prime Rate as published by the Wall Street Journal (“Prime” or “P”). The one, three and six-month LIBOR were 0.1%, 0.2% and 0.3%, respectively, as of December 31, 2020. The Prime was 3.25% as of December 31, 2020. The CDOR was 0.5% as of December 31, 2020.

(3) The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

(4) The investment or a portion of the investment does not provide collateral for the Company’s credit facility.

(5) Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 84% of total assets as of the date of the consolidated schedule of investments.

(6) Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

(7) The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of December 31, 2020.

(8) The investment is on non-accrual status.

(9) Security is perpetual with no defined maturity date.

(10) Except as otherwise noted, all of the Company’s portfolio company investments, which as of the date of the consolidated schedule of investments represented 221% of the Company’s net assets or 96% of the Company’s total assets, are subject to legal restrictions on sales.

(11) The fair value of each investment was determined using significant unobservable inputs.

WHITEHORSE FINANCE, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2020
(in thousands)

(12) The investment was comprised of two contracts, which were indexed to different base rates, L and P, respectively. The Spread Above Index and Interest Rate presented represent the weighted average of both contracts.

(13) Principal amount is denominated in Canadian dollars.

(14) Investment is a controlled affiliate investment as defined by the 1940 Act. On January 14, 2019, the Company entered into an agreement with State Teachers Retirement System of Ohio, a public pension fund established under Ohio law (“STRS Ohio”), to create WHF STRS Ohio Senior Loan Fund, LLC (“STRS JV”), a joint venture, which invests primarily in senior secured first and second lien term loans.

(15) In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.75% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16) In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.50% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17) In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18) In August 2020, in conjunction with the AG Kings Holdings, Inc. bankruptcy, the Company converted approximately $14.2 million of its existing first lien secured term loan into a new superpriority secured debtor-in-possession term loan.

(19) On October 1, 2020, as part of a restructuring agreement between the Company and Arcole Acquisition Corp, the Company’s investments in first lien secured term loans to Arcole Acquisition Corp were converted into common shares of Arcole Holding Corp.

(20) At the option of the issuer, interest can be paid in cash or cash and PIK. The issuer may elect to pay up to 2.00% PIK.

Contacts

Stuart Aronson

WhiteHorse Finance, Inc.

212-506-0500

saronson@higwhitehorse.com

or

Joyson Thomas

WhiteHorse Finance, Inc.

305-379-2322

jthomas@higwhitehorse.com

or

Sean Silva

Prosek Partners

646-818-9122

ssilva@prosek.com

Source: WhiteHorse Finance, Inc.